Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of July 7, 2011, by and among DREAMS, INC., a Utah corporation (“Parent”), DREAMS FRANCHISE CORPORATION, a California corporation (“Dreams Franchise”), DREAMS PRODUCTS, INC., a Utah corporation (“Dreams Products”), DREAMS RETAIL CORPORATION, a Florida corporation (“Dreams Retail”), DREAMS / PRO SPORTS, INC., a Florida corporation (“Pro Sports”), FANSEDGE INCORPORATED, a Delaware corporation (“Fansedge”), RIOFOD, L.P., a Nevada limited partnership (“RIOFOD”), CAEFOD, L.P., a Nevada limited partnership (“CAEFOD”), SWFOD, L.P., a Nevada limited partnership (“SWFOD”), STARSLIVE365, LLC, a Nevada limited liability company (“StarsLive”), 365 LAS VEGAS, L.P., a Nevada limited partnership (“365 Las Vegas”), and THE GREENE ORGANIZATION, INC., a Florida corporation (“Greene Organization”; Parent, Dreams Franchise, Dreams Products, Dreams Retail, Pro Sports, Fansedge, RIOFOD, CAEFOD, SWFOD, StarsLive, 365 Las Vegas, and Greene Organization are collectively referred to herein as “Borrowers” and individually as a “Borrower”), and REGIONS BANK, an Alabama bank (together with its successors and assigns, “Lender”).

Recitals:

Lender and Borrowers are parties to a certain Loan and Security Agreement dated July 23, 2010, as amended by the certain First Amendment to Loan and Security Agreement dated as of June 27, 2011 (as so amended, and as at any other time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which Lender has made certain revolving credit loans to Borrowers.

Borrowers have requested that Lender increase the amount of the Revolving Loan Commitment and to amend the concentration limits for Eligible Accounts owing by J.C. Penney Company, Inc.

Lender is willing to amend the Loan Agreement on the terms and subject to the conditions set forth below.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) Effective as of June 1, 2011, by deleting the definition of “Applicable Margin” in Section 1.2 of the Loan Agreement and by substituting in lieu thereof the following:

“Applicable Margin” means as to any Revolving Loan, or portion thereof, that is a LIR Loan, 2.50%. If any Loans are converted to Base Rate Loans because of Section 2.3(g), then the Applicable Margin for such Base Rate Loans shall be 0.50% for Revolving Loans.

(b) By deleting clause (j)(iv) of the definition of “Eligible Accounts” in Section 1.2 of the Loan Agreement and by substituting in lieu thereof the following:

(iv) with respect to J.C. Penney Company, Inc., 50% (or such lesser percentage as Lender may determine in its discretion) of the total of Borrowers’ Accounts; and

(c) By deleting clause (1) of the definition of “Eligible Accounts” in Section 1.2 of the Loan Agreement and by substituting in lieu thereof the following:

(1) (i) arising from a sale on a bill-and-hold, progress billing, guaranteed sale, sale-or-return, sale-on-approval, consignment, or similar basis or (ii) unless Lender otherwise elects in its discretion, due from any credit or charge card company or any credit or charge card processor, servicer, or administrator;

(d) By deleting the definition of “Revolving Loan Commitment” in Section 1.2 of the Loan Agreement and by substituting in lieu thereof the following:

“Revolving Loan Commitment” means the commitment of Lender, subject to the terms and conditions herein, to make Revolving Loans and issue Letters of Credit in accordance with the provisions of Section 2 in an aggregate amount not to exceed at any one time: (a) for the period beginning on October 1 of any Fiscal Year and ending on December 31 of the same Fiscal Year, $27,500,000, and (b) at all other times, $25,000,000.

3. Additional Covenants. To induce Lender to enter into this Amendment, Borrowers covenant and agree to deliver to Lender, on or before July 29, 2011, a lender’s loss payable endorsement with respect to policy number 35935122TPA issued by Great Northern Insurance Company, naming Lender as lender’s loss payee, in form and substance satisfactory to Lender.

4. Ratification and Reaffirmation. Each Borrower hereby (a) acknowledges that each person that, on behalf of such Borrower, executed the Loan Agreement, each amendment to the Loan Agreement entered into prior to the date hereof, and each of the other Loan Documents, had the requisite power and authority to execute the Loan Agreement, each such amendment, and such other Loan Documents on behalf of such Borrower, and (b) ratifies and reaffirms the Obligations, the Loan Agreement, each amendment to the Loan Agreement, and each of the other Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Agreement (as amended by each amendment) and such other Loan Documents.

5. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and Liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and Liens; and as of the close of business on June 29, 2011, (a) the unpaid principal amount of the Revolving Loans totaled $18,353,426.38, and (b) the LC Obligations totaled $600,000.

6. Representations and Warranties. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or other company action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

7. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

8. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

9. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the delivery by Borrowers to Lender of each of the following in form and substance satisfactory to Lender, which shall constitute conditions precedent hereunder, unless satisfaction thereof is specifically waived in writing by Lender:

(a) an original counterpart of this Amendment, duly executed by Borrowers, together with a Consent and Reaffirmation, duly executed by The Comet Clothing Company, LLC;

(b) an original of the Amended and Restated Revolving Note, duly executed by Borrowers, in the form attached hereto as Exhibit A;

(c) with respect to each Borrower, a secretary’s certificate (or substantively similar document acceptable to Lender) certifying the resolutions of the appropriate governing body or board authorizing the transactions contemplated herein; and

(d) such other documents, instruments and agreements as Lender may reasonably request.

10. Expenses of Lender. Borrowers agree to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

11. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. No Novation. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

14. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

15. Further Assurances. Borrowers agree to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

17. Release of Claims. To induce Lender to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that any Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that any Borrower ever had or claimed to have against Lender.

18. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:

DREAMS, INC.

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

DREAM FRANCHISE CORPORATION

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

DREAMS PRODUCTS, INC.

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

DREAMS RETAIL CORPORATION

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

[Signatures continued on following page]

Second Amendment to Loan and Security Agreement

DREAMS PRO SPORTS, INC.

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

FANSEDGE INCORPORATED

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, Chief Executive Officer

[CORPORATE SEAL]

RIOFOD, L.P.

		By:	Dreams Retail Corporation, its General Partner

By:	/s/ David Greene		By:	/s/ Ross Tannenbaum
	David Greene, Secretary			Ross Tannenbaum, President

[SEAL]

CAEFOD, L.P.

		By:	Dreams Retail Corporation, its General Partner

By:	/s/ David Greene		By:	/s/ Ross Tannenbaum
	David Greene, Secretary			Ross Tannenbaum, President

[SEAL]

SWFOD, L.P.

		By:	Dreams Retail Corporation, its General Partner

By:	/s/ David Greene		By:	/s/ Ross Tannenbaum
	David Greene, Secretary			Ross Tannenbaum, President

[SEAL]

[Signatures continued on following page]

Second Amendment to Loan and Security Agreement

STARSLIVE365, LLC

		By:	Dreams, Inc, its Manager

By:	/s/ David Greene		By:	/s/ Ross Tannenbaum
	David Greene, Secretary			Ross Tannenbaum, President

[SEAL]

365 LAS VEGAS, L.P.

		By:	Dreams Retail Corporation, its General Partner

By:	/s/ David Greene		By:	/s/ Ross Tannenbaum
	David Greene, Secretary			Ross Tannenbaum, President

[SEAL]

THE GREENE ORGANIZATION, INC.

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, Chief Executive Officer

[CORPORATE SEAL]

[Signatures continued on following page]

Second Amendment to Loan and Security Agreement

LENDER: REGIONS BANK (“Lender”)

By:	/s/ James Baravis
Name:	James Baravis
Title:	SVP

Second Amendment to Loan and Security Agreement

Exhibit A

AMENDED AND RESTATED REVOLVING NOTE

$27,500,000.00	July 7, 2011

FOR VALUE RECEIVED, each of DREAMS, INC., a Utah corporation (“Parent”), DREAMS FRANCHISE CORPORATION, a California corporation (“Dreams Franchise”), DREAMS PRODUCTS, INC., a Utah corporation (“Dreams Products”), DREAMS RETAIL CORPORATION, a Florida corporation (“Dreams Retail”), DREAMS / PRO SPORTS, INC., a Florida corporation (“Pro Sports”), FANSEDGE INCORPORATED, a Delaware corporation (“Fansedge”), RIOFOD, L.P., a Nevada limited partnership (“RIOFOD”), CAEFOD, L.P., a Nevada limited partnership (“CAEFOD”), SWFOD, L.P., a Nevada limited partnership (“SWFOD”), STARSLIVE365, LLC, a Nevada limited liability company (“StarsLive”), 365 LAS VEGAS, L.P., a Nevada limited partnership (“365 Las Vegas”), and THE GREENE ORGANIZATION, INC., a Florida corporation (“Greene Organization”; Parent, Dreams Franchise, Dreams Products, Dreams Retail, Pro Sports, Fansedge, RIOFOD, CAEFOD, SWFOD, StarsLive, 365 Las Vegas, and Greene Organization, are collectively referred to herein as “Borrowers” and individually as “Borrower”), jointly and severalty promises to pay to the order of REGIONS BANK (“Lender”) at the place and times provided in the Loan Agreement referred to below, the principal sum of TWENTY SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($27,500,000.00) or the principal amount of all Revolving Loans made by Lender from time to time pursuant to that certain Loan and Security Agreement dated as of the date hereof, by and among Borrowers and Lender (as the same may be amended, restated, supplemented, or otherwise modified from tune to time, the “Loan Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

The unpaid principal amount of this Amended and Restated Revolving Note (this “Revolving Note”) from time to time outstanding is subject to mandatory repayment from time to time as provided in the Loan Agreement and shall bear interest as provided in the Loan Agreement. All payments of principal and interest on this Revolving Note shall be payable to Lender or other holder of this Revolving Note in lawful currency of the United States of America in immediately available funds in the manner and location indicated in the Agreement or wherever else Lender or such holder may specify.

This Revolving Note is entitled to the benefits of, and evidences Obligations incurred under, the Loan Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Note and on which such Obligations may be declared to be immediately due and payable.

Borrowers agree, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all costs of collection, including, without limitation, reasonable attorneys’ fees and court costs.

This Revolving Note amends, restates, renews, replaces and supersedes that certain Revolving Note dated July 23, 2010, made by Borrowers to the order of Lender in the original principal amount of $20,000,000 (the “Prior Note”). It is the intention of Borrowers and Lender that while this Revolving Note amends, restates, renews, replaces and supersedes the Prior Note, it is not in payment or satisfaction of the Prior Note, but rather constitutes the substitution of one evidence of debt for another without any intent to extinguish the old. This Revolving Note is not intended to be, and shall not be construed as, a novation or an accord and satisfaction of the Prior Note.

This Revolving Note shall be governed, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest, and (except as required by the Loan Agreement) notice of any kind with respect to this Revolving Note.

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IN WITNESS WHEREOF, each of the undersigned has executed this Revolving Note under seal on the day and year first written above.

BORROWERS:

DREAMS, INC.

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

DREAMS FRANCHISE CORPORATION

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

DREAMS PRODUCTS, INC.

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

DREAMS RETAIL CORPORATION

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

DREAMS / PRO SPORTS, INC.

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[CORPORATE SEAL]

FANSEDGE INCORPORATED

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, Chief Executive Officer

[CORPORATE SEAL]

[Signatures continue on following page.]

Amended and Restated Revolving Note

RIOFOD, L.P.

		By:	Dreams Retail Corporation, its General Partner

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[SEAL]

CAEFOD, L.P.

		By:	Dreams Retail Corporation, its General Partner

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[SEAL]

SWFOD, L.P.

		By:	Dreams Retail Corporation, its General Partner

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[SEAL]

STARLIVE365, LLC

		By:	Dreams, Inc., its Manager

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[SEAL]

365 LAS VEGAS, L.P.

		By:	Dreams Retail Corporation, its General Partner

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, President

[SEAL]

THE GREENE ORGANIZATION, INC.

By:	/s/ David Greene	By:	/s/ Ross Tannenbaum
	David Greene, Secretary		Ross Tannenbaum, Chief Executive Officer

[CORPORATE SEAL]

Amended and Restated Revolving Note